COLUMBIA TECHNOLOGY FUND, INC.
                                  (THE "FUND")



                Supplement to Prospectuses Dated January 1, 2004
                  (Replacing the Supplement Dated May 21, 2004)


Effective immediately, Theodore R. Wendell began co-managing the Columbia Technology Fund.

The section "MANAGING THE FUND - PORTFOLIO MANAGERS" is revised as follows:

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

MR. WAYNE M. COLLETTE, a Vice President for Columbia Management, is the Fund's co-portfolio manager. Mr. Collette joined Columbia Management in 2001. Previously, he was an assistant vice president and equity research associate at Schroder Capital Management from 1997-1999. He then moved to Neuberger Berman where he was an associate portfolio manager from 1999-2001.

MR. TRENT E. NEVILLS, a Vice President for Columbia Management, is the Fund's co-portfolio manager. Mr. Nevills joined Columbia Management in 2003. Previously, he was an equity analyst for Federated Investors from 1997-1999 and a portfolio manager and assistant vice president from 1999-2000. He moved to QED Capital Management where he was involved in portfolio research and engineering from 2000-2003.

THEODORE R. WENDELL, a Vice President for Columbia Management, is the Fund's co-portfolio manager. Mr. Wendell joined Columbia Management in 2000. Previously, he served as an equity research associate for three years at State Street Research.


139-36/743S-0804                                                 August 27, 2004